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                                                                   EXHIBIT 99.1


                            Healthcare Realty Trust
                          Investor Slide Presentation

    In addition to the historical information contained within, the matters discussed in this presentation may contain forward-looking statements that involve risks and uncertainties. These risks are discussed in a 10-K filed with the SEC by Healthcare Realty Trust for the year ended December 31, 2001. Forward-looking statements represent the Company's judgment as of the date of this presentation. The Company disclaims any obligation to update forward-looking material.

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                               CORPORATE PROFILE

         -- Integrated Real Estate Company Focused on Owning, Managing and Developing Income-Producing Real Estate Properties Associated With the Delivery of Healthcare Services

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                               CORPORATE PROFILE

-        Strategy

         --       Provide Integrated Real Estate Solutions

         --       Concentrate on Outpatient Healthcare Facilities

         --       Focus on Long-Term Relationships

-        Internal & External Growth Capabilities

-        Client, Geographic & Property Type Diversification

-        Strong Capital Structure with Conservative Leverage

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                             PERFORMANCE HIGHLIGHTS

-        $1.6 Billion in Total Investments and Commitments

-        238 Owned Properties and Mortgages, 11.3 Million Square Feet

-        5.9 Million Square Feet Managed

-        6.0% Average FFO Historical Growth, 1.5% Growth 1st Quarter, YOY

-        33.8% Debt to Book Capitalization, Ranked 6th

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                                    STRATEGY

-        Differentiation

         --       Integrate Related Real Estate Services and Capital

         --       Not A Finance Company

-        Added Value

         --       Maximize Return on Assets

         --       Mitigate Issues Related to Fraud & Abuse Statutes

         --       Control Operating Expenses

-        Clients

         --       Partnerships...Aligned, Long-Term Incentives

         --       Foster Additional Investments Over Time

         --       Publicly-Traded or Investment Grade


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                                    STRATEGY

-        Markets

         --       Invest with Leading Providers in Growth Markets

         --       Geographic Diversification

-       Facilities

         --       Emphasize Real Estate Fundamentals

         --       Focus on Growth Sectors - Ancillary and Outpatient

         --       Location, Location, Location

-       Growth

         --       Strategic Acquisitions

         --       Cross-Selling of Services

         --       Proactive Property Management

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                              HEALTHCARE OVERVIEW

- Healthcare Industry Fundamentals Remain Favorable - Non-Cyclical in Slowing Economy

         --       Strong Revenue Growth Trends

         --       Higher Reimbursement

         --       Rising Admissions

         --       Lower Cost Pressures

         --       Balance Sheet Improvement

-        Continued Emphasis on Outpatient and Lower-Cost Settings

-        Capital Needs Heighten Use of Alternative Sources of Capital

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                              HEALTHCARE OVERVIEW

-        Graphic Omitted: Inpatient Admissions per Thousand from 1950 to 2000

--       Source: American Hospital Association, Hospital Statistics 2002.

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                              HEALTHCARE OVERVIEW

-     Graphic Omitted: Inpatient Days vs. Outpatient Visits from 1983 to 2000

--       Source: American Hospital Association, Hospital Statistics 2002.

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                              HEALTHCARE OVERVIEW

-        Graphic Omitted: National Healthcare Spending in 2000

-- Source: Centers for Medicare and Medicaid Services, Office of the Actuary, National Health Statistics Group, 2000.

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                              HEALTHCARE OVERVIEW

-        Graphic Omitted: Acute Care Hospital Profit Margins from 1985 to 2000

-- Source: American Hospital Association, as quoted in Modern Healthcare, November 26, 2001, p. 12.

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                              HEALTHCARE OVERVIEW

-        Graphic Omitted: Acute Care Hospital Medicare Margins from 1984 to
         2000

--       Source: Medicare payment advisory commission, 2000 margin projected,
         (202)653-7220.

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                          INVESTMENT BY FACILITY TYPE

- Graphic Omitted: See Supplemental Data Report as of 3/31/02 for additional information.

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                             INVESTMENT BY PROVIDER

- Graphic Omitted: See Supplemental Data Report as of 3/31/02 for additional information.

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                              INVESTMENT BY STATE

- Chart and Map Omitted: See Supplemental Data Report as of 3/31/02 for additional information.

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                              GROWTH OPPORTUNITIES

-        Existing Relationships

         --       Additional Investments

         --       Management Services Expansion

-        VHA Inc. Business Partnership

         --       2,200 Not-for-Profit Health Systems

-        Not-for-Profit Healthcare Sector

         --       Strong Fundamentals

         --       91% of Rated Hospitals are Investment Grade

-        Healthcare Industry Size

         --       800,000 Physicians

         --       3,800 Privately-Owned Hospitals, 80% Not-for-Profit

         --       $18 Billion Healthcare Construction Expenditures

         --       $500 Billion in Healthcare Real Estate

-        Healthcare Industry Capital Demands

         --       Balance Sheet Focus

         --       Margin Pressures

         --       Clinical Mission


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                               CAPITAL STRUCTURE

-        Strong Balance Sheet

-        Debt to Book Capitalization 33.8%

-        $300 Million 8.125% Senior Notes Due 2011

-        $150 Million Unsecured Credit Facility Due 2004

-        $88 Million in Senior Notes Due 2002 and 2006

- Senior Notes Rated "Baa3" by Moody's, "BBB-" by Standard and Poor's, and "BBB" by Fitch Ratings

-        3 Million Shares Preferred Stock
         (Information as of 3/31/02)

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                           INVESTMENTS & COMMITMENTS

-        Graphic Omitted: Total investments & commitments from 1995 to 2001.
         See the Company's financial reports for additional information.

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                                    REVENUES

- Graphic Omitted: Total annual revenues from 1995 to 2001. See the Company's financial reports for additional information.

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                        FUNDS FROM OPERATIONS - DILUTED

- Graphic Omitted: Total funds from operations from 1995 to 2001. See the Company's financial reports for additional information.

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                              DIVIDENDS PER SHARE

- Graphic Omitted: Quarterly dividends per common share from first quarter 1998 to first quarter 2002. See the Company's financial reports for additional information.

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                                    SUMMARY

-        Healthcare is a Large, Vital and Profitable Industry

         --       Expanding Sectors of Healthcare Industry

         --       Growth Markets with Prominent Clients

-        Distinct Competitive Advantages

         --       Integrated Real Estate Services and Capital

         --       Well-Defined, Differentiated Strategy

         --       Innovative Transaction Structures

         --       Extensive Experience and Client Relationships

         --       Management Expertise

-        Low Leverage and Strong Balance Sheet

-        Cash Flow and Dividend Growth


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